UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2014

AEOLUS PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

0-50481	56-1953785
(Commission File Number)	(IRS Employer Identification No.)

26361 Crown Valley Parkway, Suite 150
Mission Viejo, California 92691
(Address of Principal Executive Offices, Including Zip Code)

949-481-9825
(Registrant’s Telephone Number, Including Area Code)

__________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

On September 22, 2014, Aeolus Pharmaceuticals, Inc. (the “Company”) received notice from the U.S. Food & Drug Administration (“FDA”) that the clinical safety study in healthy normal volunteers proposed in its Investigational New Drug Application (“IND”) for AEOL 10150 in the pulmonary effects of Acute Radiation Syndrome (“Lung-ARS”) has been placed on clinical hold.  The Company will work with its development partner, the Biomedical Advanced Research and Development Authority (“BARDA”), to respond to the FDA notice and provide any additional information requested.  This notice will delay BARDA funding for the clinical study and its initiation until the FDA has reviewed the Company’s response and removed the clinical hold.

This FDA action does not impact the funding or progression of the animal efficacy, manufacturing or other elements of the Company’s ongoing development program with BARDA for AEOL 10150 in Lung-ARS under its BARDA contract.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 24, 2014	AEOLUS PHARMACEUTICALS, INC.

/s/ David C. Cavalier
Chairman & Chief Financial Officer